Exhibit 10.15

EVERFRONT BIOTECH HOLDING COMPANY LIMITED

AMENDMENT TO

CONVERTIBLE PROMISSORY NOTE

June [●], 2024

Everfront Biotech Holding Company Limited, a British Virgin Islands Company (the “Company”), and the Undersigned, are parties to a Convertible Promissory Note, with a principal amount of US$[AMOUNT] (the “Note”), dated [DATE], 2023. The Undersigned is the holder of at least a majority in principal amount of the Note.

The Company and the Undersigned desire to extend the Maturity Date of the Note, and therefore agree to amend the Note pursuant to Section 10(b) of the Note as follows.

The definition of “Maturity Date” in the Note shall be deleted and replaced with the following language.

“Maturity Date” shall mean the earliest of: (1) the date that is 18 months after the Issuance Date, (2) the date when the Company redeems this Note at its outstanding Principal Amount and (3) the date of the initial closing of the IPO of the Company.

Upon its execution, this Amendment shall be fully incorporated into the terms of the Note, and all terms of the Note set forth in Section 10 thereof shall apply to this Amendment, mutatis mutandis. Other than as set forth herein, all other terms of the Note remain unchanged, and the Note remains in full force and effect.

Accordingly, the Parties hereby execute and deliver this Amendment as of the date above.

EVERFRONT BIOTECH HOLDING COMPANY LIMITED

By:
Name:
Title:

INVESTOR

[NAME OF INVESTOR]

By:
Name:
Title: